SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Altegris Futures Evolution Strategy Fund

a series of

Northern Lights Fund Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2025

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”) an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Altegris Futures Evolution Strategy Fund (the “Fund”), to be held [ ], at [ ] [a.m./p.m.], Eastern Time, on [ ], 2025, for the following purposes:

1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and Winton Capital Management Limited.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2025.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2025. A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new advisory agreement) and Proxy Voting Ballot are available at [ ].

By Order of the Board of Trustees

_______________________________________

Kevin Wolf, President

Date: [ ], 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card. Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting.

Altegris Futures Evolution Strategy Fund

a series of

Northern Lights Fund Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Altegris Futures Evolution Strategy Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at [ ], at [ ] [a.m./p.m.], Eastern Time, on [ ], 2025. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2025.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new advisory agreement between the Trust, on behalf of the Fund, and Winton Capital Management Limited.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, c/o Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling toll-free at 1-877-772-5838.

PROPOSAL

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND Winton Capital Management Limited

Background

The primary purpose of this proposal is to enable Winton Capital Management Limited (“Winton”) to serve as the investment adviser to the Fund. To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust and Winton on behalf of the Fund (the “New Advisory Agreement”). Advisory fees will decrease under the New Advisory Agreement.

At a meeting held on [ ], 2025, the Board, including a majority of the Trustees who are not interested persons of the Trust or Winton (“Independent Trustees”) approved the New Advisory Agreement, subject to shareholder approval as permitted by Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”) that would take effect upon the termination of the Fund’s advisory agreement with Altegris Advisors, LLC (“Altegris”), the Fund’s current adviser (the “Altegris Advisory Agreement”). Altegris has served as the Fund’s investment adviser from the Fund’s inception. Altegris has indicated to the Trustees that it no longer wishes to serve as the Fund’s adviser in [ ]. Concurrently, Winton proposed to the Trustees that it serve as the Fund’s investment adviser, subject to Trustee and shareholder approval.

Winton Capital Management Limited

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Winton. If the New Advisory Agreement with Winton is not approved by shareholders of the Fund, the Board and Winton will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

Under the terms of the New Advisory Agreement, Winton is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets. Currently, Altegris receives an annual advisory fee equal to 1.15% of the Fund’s average daily net assets. For such compensation, Winton furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ notice by either party.

The New Advisory Agreement, like the Altegris Advisory Agreement, provides that Winton shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

       In connection with approval by the Board of the New Advisory Agreement, Winton and the Trust agreed to enter into a new expense limitation agreement under similar terms as the Expense Limitation Agreement currently in effect (as discussed below).

If shareholders approve the New Advisory Agreement, the Fund’s name will be changed to “Winton Managed Futures Trend Fund.” Winton plans to manage the Fund with a slightly different investment strategy and process. Winton will pursue a trend-following strategy that seeks to identify trends in markets (i.e. where future price movements are expected to follow the direction of historical price movements) and take positions to profit from those trends. In executing this strategy, the Fund will invest directly and/or through a subsidiary (the “Subsidiary”), in derivatives including swaps, forwards and futures on equity indices, bonds, interest rates, currencies and commodities and may invest directly and/or through the Subsidiary in equities and exchange traded funds. Additionally, Winton will pursue a cash management program for the Fund under which the Fund will invest directly or through the Subsidiary predominantly in U.S. Treasury securities, rather than the fixed income funds in which the Fund currently invests.

Altegris Advisors, LLC

The Board, including a majority of the Independent Trustees, originally approved the Altegris Advisory Agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC (“Altegris”) at a meeting held on September 14, 2020. The Board most recently renewed the Altegris Advisory Agreement on December 18-19, 2024. Under the terms of the Altegris Advisory Agreement, Altegris was entitled to receive, on a monthly basis, an annual advisory fee equal to 1.15% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2024, Altegris earned $691,884 in advisory fees from the Fund, of which $309,353 was waived.

For such compensation, Altegris, at its expense, was responsible for continuously furnishing an investment program for the Fund, making investment decisions on behalf of the Fund, and placing all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies set by the Trustees.

In connection with the Altegris Advisory Agreement, Altegris contractually agreed to waive management fees and to make payments to limit Fund expenses, until at least October 31, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed a certain percentage of average daily net assets of the Fund (the “Expense Limitation Agreement”). The limitations in place under the Expense Limitation Agreement are as follows:

Class A	Class C	Class I
1.59%	2.34%	1.34%

Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fiscal year end in which the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits in place at the time such amounts are waived and the expense limits at the time of recoupment.

Upon shareholder approval of the New Advisory Agreement, Winton will enter into an expense limitation agreement with the Trust on behalf of the Fund with the same terms as the existing Expense Limitation Agreement except that the termination date will change from October 31, 2025 to October 31, 2027.

Information Concerning Winton

Winton is a quantitative investment management firm with its headquarters in London, England.. The names of the principal executive officers and directors of Winton as of the date of this Proxy Statement are set forth below. For the purposes of this Proxy Statement, the address of each is One Hooper’s Court, Knightsbridge, London SW3 1AF. .

Name	Principal Occupation
David Harding	Director, Executive Chair
Brigid Rentoul	Director
Nicholas Saunders	Director, Chief Operating Officer
Adam Waghorn	Chief Compliance Officer
Carsten Schmitz	Co-Chief Investment Officer
Simon Judes	Co-Chief Investment Officer
Alexandra Openshaw	General Counsel

Winton is a wholly-owned subsidiary of Winton Group Limited, an English limited liability company.

Evaluation by the Board of Trustees

In considering the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations considering the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Trustees observed that Winton was founded in 1997 and based out of London, England with approximately $13.2 billion in assets under advisement as of March 31, 2025. They further noted that Winton provides trend following Commodity Trading Advisor strategies across a multitude of markets through various investment vehicles. The Trustees reviewed the education and financial industry experience of the investment personnel from Winton that would be responsible for servicing the Fund. They noted that Winton will be taking over as the investment adviser to the Fund and the Fund’s name will be changing to the Winton Managed Futures Trend Fund. The Trustees noted that Winton utilizes quantitative research, statistical analysis, and its deep market experience to produce proprietary computer programs to generate signals which are applied to the instruments traded by the Fund. The Trustees noted that Winton focuses on risk management to avoid permanent loss of capital by utilizing a risk team that works closely with its research team to monitor a range of risk parameters across investments. The Trustees further noted that Winton will monitor compliance with investment limitations using a proprietary system. The Trustees noted that the Securities and Exchange Commission commenced a routine examination of Winton in March 2025 that is still ongoing, but there were no material compliance or litigation issues over the past 36 months reported by Winton. The Trustees noted that throughout its history Winton has invested in infrastructure and technology, employing investment professionals with high technical skills and in-depth market expertise to support its investment process and strategies. The Trustees concluded that Winton should provide quality services to the Fund.

Performance. The Trustees observed that Winton would be the Fund’s new investment adviser but that Winton also manages another investment vehicle using the same investment strategy that it intended to use with the Fund. The Trustees reviewed the performance of the other investment vehicle, noting that it had outperformed the ICE BofA Merrill Lynch 3-m T-Bill Index since inception in July 2018. After a discussion, the Trustees concluded that Winton could be expected to provide similar reasonable performance for the Fund.

Fees and Expenses. The Trustees noted that the proposed advisory fee under the New Advisory Agreement of 1.00% was below the peer median category of 1.24% and peer average category of 1.28%. They further noted this proposed advisory fee was below the Morningstar custom category median of 1.20% and average of 1.28%. The Trustees acknowledged that the Fund’s net expense ratio of 1.34% (in respect of Class I) was below the peer median of 1.48% and average of 1.61%. The Trustees noted that the Fund’s net expense ratio (in respect of Class I) was below the Morningstar custom category median of 1.48% and average of 1.50%. The Trustees acknowledged that because the advisory fee and net expense ratios are each below the median and average of the peer group and category, the advisory fee is priced competitively. The Trustees concluded that the Fund’s proposed advisory fee was not unreasonable.

Profitability. The Trustees considered whether Winton would realize economies of scale in connection with its provision of investment advisory services to the Fund. The Trustees noted that Winton may consider breakpoints in the future given an increase in the Fund’s assets. The Trustees agreed that in light of the current asset size of the Fund, the lack of breakpoints potential was acceptable at this time.

Economies of Scale. The Trustees reviewed the information provided by Winton regarding its estimated profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its providing investment advisory services to the Fund. The Trustees noted that Winton had estimated profits of approximately $200,000 or 40% in its first year and approximately $482,000 or 64% in the second year. They further noted that the profitability estimates were based on the Fund achieving $50 million of AUM in the first year and increasing to $75 million of AUM in the second year. After a discussion, the Trustees agreed that Winton’s estimated profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from Winton as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Advisory Agreement was in the best interests of the shareholders of the Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

Operation of the Fund

The Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 224 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Altegris Advisors LLC, located at 1200 Prospectus Street, Suite 400, La Jolla, CA 92037, as the adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Solutions, LLC, with principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 provides the Fund with transfer agent, accounting, compliance, and administrative services.

The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting. A proxy not received in a timely fashion will not count for the purposes of the proposal.

Voting Securities and Voting

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

Voting Securities Outstanding*
Class A	Class C	Class I
[ ]	[ ]	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management and Certain Beneficial Owners

As of the Record Date, the Trustees and officers, as a group, owned [ ] of the Fund's outstanding shares and [ ] of the Fund's outstanding shares.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[             ]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Northern Lights Fund Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

Cost of Solicitation

The Board of Trustees is making this solicitation of proxies. The Trust has engaged EQ, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $20,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Winton. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Winton will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Winton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Other Matters

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [ ], 2025

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at [                       ].

BY ORDER OF THE BOARD OF TRUSTEES

________________________________________

Kevin Wolf, President

Date: [ ], 2025

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

WINTON CAPITAL MANAGEMENT LIMITED

[ ]

Northern Lights Fund Trust

224 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Timothy Burdick, Stephanie Shearer and James Colantino, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Altegris Futures Evolution Strategy Fund (the “Fund”) to be held at [ ], on [ ], 2025 at [ ] [a.m./p.m.], Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE [COMPANY’S] BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. To approve a new advisory agreement between Winton Capital Management Limited, the Fund’s new adviser, with respect to the Fund. ~~[No [material] changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, [], [investment process, or advisory fees].]~~	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at [ ].

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.